SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): March 4, 2002

                               ION NETWORKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      000-13117                22-2413505
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

         1551 South Washington Avenue
            Piscataway, New Jersey                                 08854
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(Address of Principal Executive Offices)                         (Zip Code)


(Registrant's telephone number, including area code):   (732) 529-0100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.
         ------------

     On March 4, 2002, Ion Networks, Inc. (the "Company"), issued a press release announcing the appointment of Vincent Curatolo to the Board of Directors of the Company.

     A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.
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         Exhibit No.         Description
         -----------         -----------

            99.1 Press Release of the Company, dated March 4, 2002, announcing the appointment of Vincent Curatolo to the Board of Directors of the Company.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 5, 2002                  ION NETWORKS, INC.


                                        By: /s/ David Arbeitel
                                        ---------------------------------
                                                David Arbeitel
                                                Vice President and Chief
                                                Technology Officer

                                  EXHIBIT INDEX

         Exhibit No.         Description
         -----------         -----------

            99.1             Press Release of the Company dated March 4, 2002.